Concentration of Credit Risk	12 Months Ended
Dec. 31, 2012
Concentration of Credit Risk

6. Concentration of Credit Risk

Chesapeake and Total are the only customers from whom revenues exceeded 10 percent of consolidated revenues for the years ended December 31, 2012, 2011, and 2010, for the Partnership. The percentage of revenues from Chesapeake, Total and other customers are as follows:

	Years Ended December 31,
	2012	2011	2010
Chesapeake	80.7%	82.9%	82.2%
Total	14.1	14.0	14.8
Other	5.2	3.1	3.0

Total(a)	100%	100%	100%

(a)	Revenues from Appalachia Midstream are accounted for as part of our equity method investment.

Financial instruments that potentially subject the Partnership and its predecessor to concentrations of credit risk consist principally of cash and cash equivalents and trade receivables. On December 31, 2012 and 2011, respectively, cash and cash equivalents were invested in a non-interest bearing account and money market funds with investment grade ratings.